EXHIBIT 32.1



                             CERTIFICATION
        PURSUANT TO 18 U.S.C. SECTION1350, AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the quarterly report of Oxford Technologies Corp. (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacinta Sit, President of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 15, 2004


/s/ Jacinta Sit
-----------------------------------------
Jacinta Sit, President
(principal executive officer and principal
 financial officer)